ANNUAL REPORT

[Graphic]

JOHN F. DONAHUE

President

Federated American Leaders Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc. was created in 1969, and I am pleased to present its 30th Annual Report. Our fund invests in America's blue-chip corporations-81 well-known, large-capitalized corporations whose shares are held by individuals and institutions alike. During the past fiscal year, assets grew to more than $3.6 billion. This robust growth reflected a sizable increase in the value of fund shares, as well as the continued confidence of more than 87,000 investors who have purchased shares of this attractive, high-quality, blue-chip stock fund.

This report covers the 12-month period from April 1, 1998 through March 31, 1999. It begins with an interview with fund portfolio manager Michael P. Donnelly, Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's high-quality, blue- chip stocks and third is the publication of the fund's financial statements.

While the returns of the stock market and Federated American Leaders Fund, Inc. continued to be positive, the 12-month reporting period reminded us that volatility is inherent in stock market investing. The first half of the fund's fiscal year was a very difficult period for stocks, as investor sentiment turned negative in response to Asian and Russian economic and political difficulties. The second half of the year saw marked improvement, influenced by a series of interest rate cuts by the Federal Reserve Board (the "Fed"), a continued strong economic environment, and revitalized investor confidence. However, as Michael explains, most of the market's positive performance over the fiscal year was concentrated among a relatively narrow band of large, growth-oriented stocks.

Federated American Leaders Fund, Inc. gives investors the opportunity to participate in the growth and income opportunities of a high-quality stock portfolio representing all 12 major industry groups-including leaders like Anheuser-Busch, Bristol-Myers Squibb, Deere & Co., Exxon, General Motors, IBM, Merck, and Wal-Mart. Over the 12-month reporting period, the fund's carefully selected holdings outperformed the average Lipper Growth & Income Fund, 1 which in turn lagged the growth stock-influenced returns of the Standard & Poor's 500 Index ("S&P 500").1

Shares of your fund produced moderate capital appreciation, plus quarterly income dividends and realized capital gains. Individual share class total return performance for the 12-month reporting period, including income distributions and realized gains, follows. 2

                 TOTAL RETURN   INCOME   CAPITAL GAINS   NET ASSET VALUE CHANGE
Class A Shares   6.31%          $0.20    $3.01           $26.64 to $24.90 = (7%)
Class B Shares   5.54%          $0.02    $3.01           $26.61 to $24.87  = (7%)
Class C Shares   5.55%          $0.02    $3.01           $26.61 to $24.88 = (7%)
Class F Shares   6.36%          $0.20    $3.01           $26.61 to $24.88 = (7%)

Thank you for participating in the growth and income opportunities afforded to you by the fund's portfolio of reasonably valued stocks. Remember, reinvesting your earnings is a convenient way to build the value of your account-and help your shares increase through the benefit of quarterly compounding.

Sincerely,

[Graphic]

John F. Donahue
President
May 15, 1999

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

2 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were 0.46%, 0.40%, 4.62%, and 4.36%, respectively.

[Graphic]

MICHAEL P. DONNELLY
Vice President
Federated Investment Management Company

Investment Review

IT WAS BOTH A POSITIVE AND NEGATIVE YEAR FOR EQUITIES, WITH SIGNIFICANT QUARTER-TO-QUARTER VOLATILITY AND PERFORMANCE THAT WAS CONCENTRATED IN A NARROW GROUP OF STOCKS IN THE MARKET. WHAT ARE YOUR COMMENTS?

Overall, the fund's fiscal year was a period of positive performance for stocks as the S&P 500 returned 18.46%. However, this performance masked the weakness of the broader market. The majority of the S&P 500's return was generated by a short list of large-capitalization growth stocks including names such as MICROSOFT, GENERAL ELECTRIC, WAL-MART, INTEL, PFIZER, IBM, and MCI WORLDCOM, which dominated the Index's weightings. The average stock in the S&P 500, as measured by the equal weighted S&P 500, returned only 1.10% for the 12-month reporting period. Small capitalization stocks, as measured by the S&P 600 Small Cap Index, 1 lost 19.10% of their value during the reporting period.

The cause of this huge disparity in performance was the global economic uncertainty which caused a "flight-to-quality," liquidity, and perceived earnings certainty in the equity markets.

1 The S&P 600 Small Cap Index is an unmanaged capitalization- weighted index representing all major industries in the small-cap range of the U.S. stock market. Investments cannot be made in an index.

During the first half of the fund's fiscal year, we experienced rekindled fears about Asia, the political and economic collapse of Russia, and the subsequent unwinding of hedge fund leverage due to the collapse of Long-Term Capital Management. These events, combined with the reduction of long-term interest rates, caused investors to pour money into very large, liquid, leading global growth franchises. During the second half of the fiscal year, the momentum for this select list of large-capitalization growth stocks fed upon itself, leading to one of the most disparate 12-month periods for equity market performance. This type of environment has not been seen since the "Nifty Fifty" market of the late 1960s and early 1970s. History has shown that an environment where a handful of leading growth companies are valued at dramatic premiums to the rest of the market is not sustainable.

HOW DID FEDERATED AMERICAN LEADERS FUND, INC. PERFORM FOR SHAREHOLDERS DURING THE 12-MONTH REPORTING PERIOD?

For the 12-month reporting period ended March 31, 1999, the fund's Class A, B, C, and F Shares produced total returns of 6.31%, 5.54%, 5.55%, and 6.36%, respectively, based on net asset value. 2 This performance included capital appreciation, income dividends, and capital gains. These returns compared favorably to the 5.47% return of the 808 growth and income funds tracked by Lipper Analytical Services, Inc.3

WHAT IS YOUR PERSPECTIVE ON THE UNDERPERFORMANCE OF INVESTING IN VALUE-ORI ENTED STOCKS IN THIS MARKET?

Although positive, the past year was a relatively difficult one for active value managers versus the S&P 500. The S&P Barra Value Index, 4 which measures the performance of leading value stocks, returned 5.68% for the 12-month reporting period. As mentioned earlier, the S&P 500's returns were dominated by a handful of ultra-large, growth-oriented technology, pharmaceutical and telephone companies. The degree of disparity between the average stock and the market itself is something the market has not experienced in the last 25 years.

While the performance of Federated American Leaders Fund, Inc. compared favorably with the average Lipper Growth & Income Fund, we are obviously not pleased with our relative performance versus the S&P 500. However, given our value investment style and market conditions, the fund's returns are not unreasonable. It is worth noting that historically, after periods of extremely narrow market leadership dominated by a handful of growth stocks, active value management can provide superior returns.

2 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were 0.46%, 0.40%, 4.62%, and 4.36%, respectively.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

4 The S&P Barra Value Index is an unmanaged, market capitalization-weighted index of stocks with lower price-to-book ratios. Investments cannot be made in an index.

WHAT WAS THE FUND'S SECTOR EXPOSURE AS OF MARCH 31, 1999?

                         PERCENTAGE   PERCENTAGE
                         OF           OF S&P 500
SECTOR                   NET ASSETS   INDEX
Finance                  16.6%        16.1%
Capital Goods            12.1%         7.9%
Technology               11.8%        20.6%
Consumer Cyclicals       11.1%         9.2%
Consumer Staples         11.0%        13.6%
Energy Minerals           8.8%         5.6%
Health Care               7.8%        12.0%
Utilities                 7.1%         2.6%
Basic Materials           5.5%         3.0%
Communication Services    4.7%         8.5%
Transportation            1.6%         0.9%
Cash/Miscellaneous        1.6%         0.0%

WHAT WERE SOME OF YOUR NOTEWORTHY PURCHASES AND SALES DURING THE REPORTING
PERIOD?

Our portfolio additions included the following companies:

BANK ONE CORP. (0.98% of net assets): Despite possessing one of the largest credit card businesses in the banking industry, this national franchise trades at a significant discount to the banking group. The successful integration of First Chicago NBD and better business line disclosure by management should serve as the catalysts to bring valuation in line with the group.

KING WORLD PRODUCTIONS, INC. (1.02% of net assets): Selling at a price per earnings ratio of less than 13 times and generating tremendous free cash flow this company possesses a valuable programming franchise anchored by Oprah Winfrey. A consolidating entertainment industry and a new stable of shows led by The New Hollywood Squares make this an attractive addition to the portfolio.

SUN MICROSYSTEMS, INC. (2.47% of net assets): We purchased this high-quality computer systems company right near the market's low in early October 1998. Valued at a significant discount to the market, this Unix-based company is thriving as a leading "pick and shovel" manufacturer for the explosion of the Internet. Its recent joint venture with Netscape and America On-Line further solidifies this company as a "franchise" technology company.

U.S. WEST, INC. (0.88% of net assets): An overreaction to the company's announcement to increase capital spending to accelerate the pace of its high-speed Internet service provided a buying opportunity for this well-run telephone company. U.S. West is the most attractively valued Bell operating company based on earnings, cash flow, and yield potential.

WASHINGTON MUTUAL, INC. (0.99% of net assets): After falling from its 52-week high, this leading savings and loan was added to the portfolio. Selling at less than 11 times earnings, fears about its ability to absorb HF Ahmanson and a flattening yield curve provided an excellent buying opportunity.

Some of the companies we sold during the period were:

CNF TRANSPORTATION, INC.: After a strong year-to-date run, the stock no longer appeared attractive on our valuation disciplines. Uncertainty about the progress of the restructuring at Emery Worldwide also tempered our enthusiasm for this name.

COASTAL CORP.: This natural gas stock was sold due to its valuation looking less favorable in light of weak commodity prices and a mild winter. This stock had performed quite well relative to the natural gas group.

COLUMBIA ENERGY GROUP: This stock held up well as the natural gas business began to deteriorate. We took profits before the stock price caught up with fundamentals. This sale also helped reduce our overweighted position in the utilities sector and provided us with funds to increase our finance sector exposure.

READERS DIGEST ASSOCIATION, INC.: After a strong bounce off the lows caused by a change in management, we eliminated this position due to concerns about the long-term viability of their business model.

SEQUENT COMPUTER SYSTEMS, INC.: Although this computer systems company appeared extremely attractive on our valuation models, we lost confidence in the fundamentals of this stock. Although a potential take-out play, the near-term outlook for this company was very disappointing.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF MARCH 31, 1999?

                                   PERCENTAGE OF
NAME                               NET ASSETS
Sun Microsystems, Inc.              2.5%
Conseco, Inc.                       2.2%
First Data Corp.                    1.9%
Pharmacia & Upjohn, Inc.            1.9%
United Healthcare Corp.             1.8%
Kimberly-Clark Corp.                1.8%
Electronic Data Systems Corp.       1.8%
CIGNA Corp.                         1.8%
GTE Corp.                           1.7%
CIT Group, Inc., Class A            1.7%
TOTAL                              19.1%

WHAT IS YOUR OUTLOOK FOR THIS UNUSUALLY VALUED MARKET?

Our market outlook remains basically unchanged. The market appears overvalued by all traditional measures, but no visible catalyst is positioned to derail this bull move. Confidence in the demographically led "cult of equities" and the nirvana of low inflation seem to have lulled investors into a dangerous state of complacency. Given the recent uptick in interest rates, it is surprising to see the market hold so strongly. The dividend discount models maintained by the Fed and leading market strategists show that the S&P 500 is now more than 20% overvalued given the increase in interest rates. Given the strength apparent in the economy, the market is betting on continued earnings strength offsetting these higher interest rates. Despite market narrowness, money flows and sentiment are extremely strong.

WHAT DOES THE MARKET'S VALUATION MEAN TO SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND, INC.?

In this type of environment, we believe that our value disciplines-identifying leading companies that are temporarily out of favor and appear inexpensive relative to their history to the market as well as to their expected growth-will provide a more reasonable ride as rationality works its way back into the equity market. In addition, we believe that value portfolios should do well given the style's recent dramatic underperformance and the apparent strength that the economy is showing, benefiting the more cyclically exposed companies that inhabit the universe of value stocks.

Last Meeting of Shareholders

The Annual Meeting of Shareholders of Federated American Leaders Fund, Inc. (the "Fund") was held on March 26, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to May 12, 1999, where all items were approved as follows:

1. ELECTION OF DIRECTORS:

                                    SHARES VOTED    SHARES
                                    AFFIRMATIVELY   WITHHELD
Thomas G. Bigley                    120,607,014     2,471,631
John T. Conroy, Jr.                 120,635,777     2,442,868
John F. Cunningham                  120,656,795     2,421,850
Peter E. Madden                     120,688,447     2,390,198
Charles F. Mansfield, Jr.           120,695,438     2,383,207
John E. Murray, Jr., J.D., S.J.D.   120,701,739     2,376,906
John S. Walsh                       120,711,125     2,367,520

2. TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS:

SHARES VOTED    SHARES VOTED   SHARES
AFFIRMATIVELY   NEGATIVELY     ABSTAINING
117,788,701     806,394        4,483,549

3. TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

a. To approve the Fund's fundamental investment policy with regard to diversification of its investments:

SHARES VOTED    SHARES VOTED   SHARES
AFFIRMATIVELY   NEGATIVELY     ABSTAINING
75,911,773      2,529,684      5,120,040

b. To approve making non-fundamental, and amending, the Fund's fundamental investment policy regarding investing in restricted securities:

SHARES VOTED    SHARES VOTED   SHARES
AFFIRMATIVELY   NEGATIVELY     ABSTAINING
74,006,884      3,863,559      5,691,054

c. To approve amending the Fund's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding:

SHARES VOTED    SHARES VOTED   SHARES
AFFIRMATIVELY   NEGATIVELY     ABSTAINING
72,927,044      5,028,999      5,605,454

d. To approve making non-fundamental, and amending, the Fund's fundamental investment policy to permit the Fund to invest in the securities of other investment companies:

SHARES VOTED    SHARES VOTED   SHARES
AFFIRMATIVELY   NEGATIVELY     ABSTAINING
75,062,530      3,208,164      5,290,803

e. To approve making non-fundamental the Fund's fundamental investment policy prohibiting investment in securities to exercise control of an issuer:

SHARES VOTED    SHARES VOTED   SHARES
AFFIRMATIVELY   NEGATIVELY     ABSTAINING
73,830,385      3,523,754      6,207,358

f. To approve making non-fundamental the Fund's fundamental investment policy regarding the description of "The Leaders List":

SHARES VOTED    SHARES VOTED   SHARES
AFFIRMATIVELY   NEGATIVELY     ABSTAINING
74,708,685      3,019,564      5,833,248

g. To approve amending the Fund's fundamental investment policy regarding investment in real estate:

SHARES VOTED    SHARES VOTED   SHARES
AFFIRMATIVELY   NEGATIVELY     ABSTAINING
73,024,510      5,014,449      5,522,538

4. TO ELIMINATE CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

a. To approve removing the Fund's fundamental investment policy on investing in new issuers:

SHARES VOTED    SHARES VOTED   SHARES
AFFIRMATIVELY   NEGATIVELY     ABSTAINING
73,454,822      4,487,304      5,619,371

b. To approve removing the Fund's fundamental investment policy on investing in issuers whose securities are owned by Officers and Directors:


SHARES VOTED    SHARES VOTED   SHARES
AFFIRMATIVELY   NEGATIVELY     ABSTAINING
71,619,124      6,139,297      5,803,076

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

IF YOU MADE AN INITIAL INVESTMENT OF $31,000 IN THE CLASS A SHARES OF FEDER ATED AMERICAN LEADERS FUND, INC. ON 2/26/69, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $734,309 ON 3/31/99. YOU WOULD HAVE EARNED AN 11.39% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/99, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 0.46%, 20.18%, and 15.42%, respectively. Class B Shares' average annual 1-year and since inception (7/25/94) total returns were 0.40% and 21.08%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/22/93) total returns were 4.62%, 20.67%, and 17.83%, respectively. Class F Shares' average annual 1-year, 5-year, and since inception (7/28/93) total returns were 4.36%, 21.26%, and 18.45%, respectively.2

[Graphic representation "A1" omitted.  See Appendix.]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 30 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $348,941.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $31,000, but your account would have reached a total value of $348,941 1 by 3/31/99. You would have earned an average annual total return of 13.19%.

A practical investment plan helps you pursue long-term performance from blue-chip stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

[Graphic representation "A2" omitted.  See Appendix.]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile-

Investing for a College Education

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan have been planning for the college education of their three children. On March 31, 1984, they invested $5,000 in the Class A Shares of Federated American Leaders Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 15 years, the original $5,000 investment along with their additional monthly $250 investments totaling $50,000 has grown to $196,357. This represents a 15.18% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

[Graphic representation "A3" omitted.  See Appendix.]

 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Federated American Leaders Fund, Inc.-

Class A Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated American Leaders Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1989 to March 31, 1999, compared to the Standard & Poor's 500 Index (S&P
500) and the Lipper Growth and Income Funds Average (LGIFA).2

AVERAGE ANNUAL TOTAL RETURN 3 AS OF MARCH 31, 1999
1 Year                            0.46%
5 Years                          20.18%
10 Years                         15.42%
Start of Performance (2/26/69)   11.39%

[Graphic representation "A4" omitted.  See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The index is unmanaged. The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges.

Federated American Leaders Fund, Inc.-

Class B Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated American Leaders Fund, Inc. (Class B Shares) (the "Fund") from July 25, 1994 (start of performance) to March 31, 1999, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth and Income Funds Average (LGIFA).2

AVERAGE ANNUAL TOTAL RETURN 3 AS OF MARCH 31, 1999
1 Year                            0.40%
Start of Performance (7/25/94)   21.08%

[Graphic representation "A5" omitted.  See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The index is unmanaged. The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated American Leaders Fund, Inc.-

Class C Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated American Leaders Fund, Inc. (Class C Shares) (the "Fund") from April 22, 1993 (start of performance) to March 31, 1999, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth and Income Funds Average (LGIFA).2


AVERAGE ANNUAL TOTAL RETURN 3 AS OF MARCH 31, 1999
1 Year                            4.62%
5 Years                          20.67%
Start of Performance (4/22/93)   17.83%

[Graphic representation "A6" omitted.  See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (the "SEC") requires to be reflected in the Fund's performance. The index is unmanaged. The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated American Leaders Fund, Inc.-

Class F Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Federated American Leaders Fund, Inc. (Class F Shares) (the "Fund") from July 28, 1993 (start of performance) to March 31, 1999, compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth and Income Funds Average (LGIFA).2

AVERAGE ANNUAL TOTAL RETURN 3 AS OF MARCH 31, 1999
1 Year                            4.36%
5 Years                          21.26%
Start of Performance (7/28/93)  18.45%

[Graphic representation "A7" omitted.  See Appendix.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A contingent deferred sales charge of 1.00% would be charged on any redemption less than four year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (the "SEC") requires to be reflected in the Fund's performance. The index is unmanaged. The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

MARCH 31, 1999

SHARES                                                           VALUE
                   COMMON STOCKS-98.1%
                   BASIC MATERIALS-5.5%
     3,410,925     Archer-Daniels-Midland
                   Co.                                 $    50,097,961
     1,460,000     Barrick Gold Corp.                       24,911,250
     2,187,400     Corn Products
                   International, Inc.                      52,360,888
       272,900     Dow Chemical Co.                         25,430,868
     1,100,000     Nucor Corp.                              48,468,750
                   TOTAL                                   201,269,717
                   CAPITAL GOODS-12.1%
       896,673     AMP, Inc.                                48,140,132
       872,100     Allied-Signal, Inc.                      42,896,419
     1,761,800     Boeing Co.                               60,121,425
     1,278,800     Crown Cork & Seal Co., Inc.              36,525,725
       955,000     Deere & Co.                              36,886,875
       580,500     Ingersoll-Rand Co.                       28,807,312
       517,500     Johnson Controls, Inc.                   32,279,062
       514,900     Koninklijke (Royal)
                   Philips Electronics NV, ADR              42,447,069
     1,008,700     Parker-Hannifin Corp.                    34,547,975
     1,340,400     Tenneco, Inc.                            37,447,425
       999,500     Waste Management, Inc.                   44,352,813
                   TOTAL                                   444,452,232
                   COMMUNICATION SERVICES-4.7%
       542,800     AT&T Corp.                               43,322,225
     1,046,500     GTE Corp.                                63,313,250
       703,200     SBC Communications, Inc.                 33,138,300
       589,700     U.S. West, Inc.                          32,470,356
                   TOTAL                                   172,244,131
                   CONSUMER CYCLICALS-11.1%
     1,033,000     Brunswick Corp.                          19,691,562
       957,600     Cooper Tire & Rubber Co.                 17,595,900
     1,461,400     Dillards, Inc., Class A                  37,083,025
       640,300     General Motors Corp.                     55,626,063
     2,184,400  1  K Mart Corp.                             36,725,225
     1,335,600     Liz Claiborne, Inc.                      43,573,950
SHARES                                                           VALUE
                   COMMON STOCKS-continued
                   CONSUMER CYCLICALS-CONTINUED
     2,020,800     News Corp. Ltd., ADR              $     55,572,000
     1,396,200     Sherwin-Williams Co.                    39,268,125
     3,168,800  1  Toys 'R' Us, Inc.                       59,613,050
       454,800     Wal-Mart Stores, Inc.                   41,926,875
                   TOTAL                                  406,675,775
                   CONSUMER STAPLES-11.0%
       511,800     Anheuser-Busch Cos., Inc.               38,992,762
     1,361,100     Kimberly-Clark Corp.                    65,247,731
     1,220,400  1  King World Productions, Inc.            37,298,475
     1,053,500     Philip Morris Cos., Inc.                37,070,031
     1,716,600     RJR Nabisco Holdings Corp.              42,915,000
     1,220,300     Sara Lee Corp.                          30,202,425
       739,800  1  Tricon Global Restaurants, Inc.         51,970,950
     2,040,300     UST, Inc.                               53,302,838
       567,500  1  Viacom, Inc., Class A                   47,279,844
                   TOTAL                                  404,280,056
                   ENERGY MINERALS-8.8%
     1,168,700     Ashland, Inc.                           47,843,656
     1,211,000     Diamond Offshore Drilling, Inc.         38,297,875
       419,300     Exxon Corp.                             29,586,856
       360,000     Mobil Corp.                             31,680,000
       785,500     Royal Dutch Petroleum Co., ADR          40,846,000
       931,800     Schlumberger Ltd.                       56,082,713
       892,400     Sunoco, Inc.                            32,182,175
       365,800     Texaco, Inc.                            20,759,150
       949,700     USX Corp.                               26,116,750
                   TOTAL                                  323,395,175
                   FINANCE-16.6%
     3,566,200     ABB AB, ADR                             44,354,612
     1,424,800     Allstate Corp.                          52,806,650
       656,300     Bank One Corporation                    36,137,519
       984,747     Bear Stearns Cos., Inc.                 44,005,882
       772,500     CIGNA Corp.                             64,745,156
     2,030,000     CIT Group, Inc., Class A                62,041,875
     2,667,604     Conseco, Inc.                           82,362,284
SHARES                                                          VALUE
                   COMMON STOCKS-continued
                   FINANCE-CONTINUED
       437,000     Lincoln National Corp.            $     43,208,375
       460,100     Loews Corp.                             34,334,962
       605,900     MBIA Insurance Corp.                    35,142,200
       705,750     Marsh & McLennan Cos., Inc.             52,357,828
       452,000     Republic New York Corp.                 20,848,500
       893,300     Washington Mutual, Inc.                 36,513,638
                   TOTAL                                  608,859,481
                   HEALTH CARE-7.8%
       764,200     Abbott Laboratories                     35,774,112
       582,600     Bristol-Myers Squibb Co.                37,468,462
       481,000     Merck & Co., Inc.                       38,570,188
     2,470,400  1  Oxford Health Plans, Inc.               38,600,000
     1,102,500     Pharmacia & Upjohn, Inc.                68,768,438
     1,284,800     United Healthcare Corp.                 67,612,600
                   TOTAL                                  286,793,800
                   TECHNOLOGY-11.8%
       430,000     Eastman Kodak Co.                       27,466,250
     1,340,100     Electronic Data Systems Corp.           65,246,119
     1,645,200     First Data Corp.                        70,332,300
       242,000     International Business Machines Corp.   42,894,500
       176,400  1  Lexmark Intl. Group, Class A            19,712,700
       546,300     Motorola, Inc.                          40,016,475
     1,282,000  1  Seagate Technology, Inc.                37,899,125
     1,400,200  1  Storage Technology Corp.                39,030,575
       726,000  1  Sun Microsystems, Inc.                  90,704,625
                   TOTAL                                  433,302,669
                   TRANSPORTATION-1.6%
       552,000     Canadian National Railway               30,705,000
     1,112,500     Ryder Systems, Inc.                     30,732,813
                   TOTAL                                   61,437,813
                   UTILITIES-7.1%
       784,800     Consolidated Natural Gas Co.            38,209,950
     1,300,000     Entergy Corp.                           35,750,000
       631,500     FPL Group, Inc.                         33,627,375
     1,205,000     P G & E Corp.                           37,430,312
SHARES OR
PRINCIPAL
AMOUNT                                                           VALUE
COMMON STOCKS-continued
                   UTILITIES-CONTINUED
     1,223,900     Peco Energy Co.                  $     56,605,375
       823,000     Public Service Enterprises
                   Group, Inc.                            31,428,313
     1,030,700     Reliant Energy, Inc.                   26,862,619
                   TOTAL                                 259,913,944
                   TOTAL COMMON STOCKS
                   (IDENTIFIED COST
                   $2,998,288,255)                     3,602,624,793
                   REPURCHASE AGREEMENT-1.6% 2
  $ 58,860,000     ABN AMRO, Inc., 5.05%,
                   dated 3/31/1999, due 4/1/1999     $    58,860,000
                   TOTAL INVESTMENTS (IDENTIFIED
                   COST $3,057,148,255) 3            $ 3,661,484,793

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $3,057,148,255. The net unrealized appreciation of investments on a federal tax basis amounts to $604,336,538 which is comprised of $773,499,874 appreciation and $169,163,336 depreciation at March 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($3,670,815,716) at March 31, 1999.

The following acronym is used throughout this portfolio:

ADR -American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MARCH 31, 1999

ASSETS:
Total investments in
securities, at value
(identified and tax cost
$3,057,148,255)                                 $ 3,661,484,793
Cash                                                      6,063
Income receivable                                     7,367,715
Receivable for
investments sold                                      1,289,567
Receivable for shares
sold                                                 12,773,839
TOTAL ASSETS                                      3,682,921,977
LIABILITIES:
Payable for shares
redeemed                       $ 10,307,528
Income distribution
payable                               1,040
Payable for taxes
withheld                            226,337
Accrued expenses                  1,571,356
TOTAL LIABILITIES                                    12,106,261
Net assets for
147,495,848 shares
outstanding                                     $ 3,670,815,716
NET ASSETS CONSIST OF:
Paid in capital                                 $ 2,996,786,387
Net unrealized
appreciation of
investments                                         604,336,538
Accumulated net realized
gain on investments and
foreign currency
transactions                                         68,609,095
Undistributed net
investment income                                     1,083,696
TOTAL NET ASSETS                                $ 3,670,815,716
NET ASSET VALUE,
OFFERING PRICE AND
REDEMPTION PROCEEDS PER
SHARE:
CLASS A SHARES:
Net Asset Value Per Share
($1,621,527,279 /
65,109,552 shares
outstanding)                                             $24.90
Offering Price Per Share
(100/94.50 of $24.90) 1                                  $26.35
Redemption Proceeds Per
Share                                                    $24.90
CLASS B SHARES:
Net Asset Value Per Share
($1,738,564,403 /
69,895,833 shares
outstanding)                                             $24.87
Offering Price Per Share                                 $24.87
Redemption Proceeds Per
Share (94.50/100 of
$24.87) 1                                                $23.50
CLASS C SHARES:
Net Asset Value Per Share
($175,843,296 /
7,068,205 shares
outstanding)                                             $24.88
Offering Price Per Share                                 $24.88
Redemption Proceeds Per
Share (99.00/100 of
$24.88) 1                                                $24.63
CLASS F SHARES:
Net Asset Value Per Share
($134,880,738 /
5,422,258 shares
outstanding)                                             $24.88
Offering Price Per Share
(100/99.00 of $24.88) 1                                  $25.13
Redemption Proceeds Per
Share (99.00/100 of
$24.88) 1                                                $24.63

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME:
Dividends                                      $  61,575,862
Interest                                           2,117,207
TOTAL INCOME                                      63,693,069
EXPENSES:
Investment advisory fee       $ 20,575,888
Administrative personnel
and services fee                 2,424,668
Custodian fees                     205,528
Transfer and dividend
disbursing agent fees
and expenses                     2,863,894
Directors'/Trustees'
fees                                31,846
Auditing fees                       31,961
Legal fees                          12,321
Portfolio accounting
fees                               317,069
Distribution services
fee-Class B Shares              10,850,463
Distribution services
fee-Class C Shares               1,156,234
Shareholder services
fee-Class A Shares               3,714,740
Shareholder services
fee-Class B Shares               3,616,821
Shareholder services
fee-Class C Shares                 385,411
Shareholder services
fee-Class F Shares                 322,379
Share registration costs           165,124
Printing and postage               809,224
Insurance premiums                   8,923
Taxes                               88,938
Miscellaneous                       42,322
TOTAL EXPENSES                  47,623,754
Net investment income                             16,069,315
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investments and foreign
currency transactions                            279,325,386
Net change in unrealized
appreciation
(depreciation) of
investments                                      (90,333,825)
Net realized and
unrealized gain (loss)
on investments and
foreign
currency transactions                            188,991,561
Change in net assets
resulting from
operations                                     $ 205,060,876

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

YEAR ENDED MARCH 31                       1999                  1998
INCREASE (DECREASE) IN
NET ASSETS
OPERATIONS:
Net investment income          $    16,069,315       $    11,455,050
Net realized gain on
investments and foreign
currency transactions
($279,325,542 and
$354,467,088,
respectively, as
computed for federal tax
purposes)                          279,325,386           354,458,500
Net change in unrealized
appreciation/depreciation
of investments                     (90,333,825)          484,020,318
CHANGE IN NET ASSETS
RESULTING FROM
OPERATIONS                         205,060,876           849,933,868
NET EQUALIZATION CREDITS                     -             2,869,258
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income
Class A Shares                     (12,269,937)           (9,470,939)
Class B Shares                      (1,639,307)           (1,019,987)
Class C Shares                        (131,274)             (115,071)
Class F Shares                      (1,055,791)             (911,279)
Distributions from net
realized gains
Class A Shares                    (174,322,085)         (136,036,451)
Class B Shares                    (168,304,148)         (106,307,915)
Class C Shares                     (17,835,525)          (12,719,363)
Class F Shares                     (15,130,507)          (13,912,321)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                   (390,688,574)         (280,493,326)
SHARE TRANSACTIONS
(EXCLUSIVE OF AMOUNTS
ALLOCATED TO NET
INVESTMENT INCOME):
Proceeds from sale of
shares                           1,361,055,422           799,421,022
Proceeds from shares
issued in connection
with the acquisition of
Penn Square Mutual
Fund's Class A and Class
C Shares                                     -           336,495,867 1
Net asset value of shares
issued to shareholders
in payment of
distributions declared             352,843,676           251,515,083
Cost of shares redeemed           (781,014,882)         (370,401,026)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                       932,884,216         1,017,030,946
Change in net assets               747,256,518         1,589,340,746
NET ASSETS:
Beginning of period              2,923,559,198         1,334,218,452
End of period (including
undistributed net
investment income of
$1,083,696 and $110,846,
respectively)                  $ 3,670,815,716       $ 2,923,559,198

1 Includes $80,295,577 and $500,251 of unrealized appreciation on Class A Shares and Class C Shares, respectively.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED MARCH 31                           1999           1998         1997          1996
1995
NET ASSET VALUE,
BEGINNING OF PERIOD                         $26.64         $21.40       $19.78        $15.66
$14.58
INCOME FROM
INVESTMENT OPERATIONS:
Net investment income                         0.21           0.29         0.23          0.22
0.25
Net realized and unrealized gain
on investments and foreign
currency transactions                         1.26           8.39         3.11          4.70
1.42
TOTAL FROM
INVESTMENT OPERATIONS                         1.47           8.68         3.34          4.92
1.67
LESS DISTRIBUTIONS:
Distributions from net
investment income                            (0.20)         (0.21)       (0.21)        (0.17)
(0.24)
Distributions from net realized gain
on investments and foreign
currency transactions                        (3.01)         (3.23)       (1.51)        (0.63)
(0.35)
TOTAL DISTRIBUTIONS                          (3.21)         (3.44)       (1.72)        (0.80)
(0.59)
NET ASSET VALUE, END OF PERIOD              $24.90         $26.64       $21.40        $19.78
$15.66
TOTAL RETURN 1                                6.31%         43.95%       17.40%        32.00%
11.87%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                      1.11%          1.14%        1.17%         1.16%
1.23%
Net investment income                         0.87%          0.84%        0.95%         1.07%
1.71%
Expense waiver/reimbursement 2                   -              -         0.03%         0.07%
-
SUPPLEMENTAL DATA:
 Net assets, end of period
(000 omitted)                           $1,621,527     $1,457,925     $638,082      $455,867
$268,470
 Portfolio turnover                             44%            63%          88%           46%
34%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED MARCH 31                              1999           1998         1997         1996
1995 1
NET ASSET VALUE, BEGINNING OF PERIOD           $26.61         $21.40       $19.79       $15.67
$14.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.03           0.06         0.05         0.10
0.13
Net realized and unrealized gain
on investments and foreign
currency transactions                            1.26           8.41         3.12         4.70
0.92
TOTAL FROM INVESTMENT OPERATIONS                 1.29           8.47         3.17         4.80
1.05
LESS DISTRIBUTIONS:
Distributions from net investment income        (0.02)         (0.03)       (0.05)       (0.05)
(0.12)
Distributions from net realized gain
on investments                                  (3.01)         (3.23)       (1.51)       (0.63)
(0.23)
TOTAL DISTRIBUTIONS                             (3.03)         (3.26)       (1.56)       (0.68)
(0.35)
NET ASSET VALUE, END OF PERIOD                 $24.87         $26.61       $21.40       $19.79
$15.67
TOTAL RETURN 2                                   5.54%         42.78%       16.49%       31.10%
7.28%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                         1.86%          1.89%        1.95%        1.93%
1.95% 3
Net investment income                            0.13%          0.11%        0.18%        0.32%
1.09% 3
Expense waiver/reimbursement 4                      -             -             -         0.05%
0.12% 3
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)    $1,738,564     $1,201,402     $540,995     $261,024
$46,671
Portfolio turnover                                 44%            63%          88%          46%
34%


1 Reflects operations for the period from July 25, 1994 (date of initial public investment) to March 31,1995.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED MARCH 31              1999         1998         1997        1996        1995
NET ASSET VALUE,
BEGINNING OF PERIOD            $26.61       $21.40      $19.80      $15.66      $14.55
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.03         0.05        0.04        0.05        0.14
Net realized and
unrealized gain on
investments and foreign
currency transactions            1.27         8.42        3.12        4.75        1.45
TOTAL FROM INVESTMENT
OPERATIONS                       1.30         8.47        3.16        4.80        1.59
LESS DISTRIBUTIONS:
Distributions from net
investment income               (0.02)       (0.03)      (0.05)      (0.03)      (0.13)
Distributions from net
realized gain on
investments and foreign
currency transactions           (3.01)       (3.23)      (1.51)      (0.63)      (0.35)
TOTAL DISTRIBUTIONS             (3.03)       (3.26)      (1.56)      (0.66)      (0.48)
NET ASSET VALUE, END OF
PERIOD                         $24.88       $26.61      $21.40      $19.80      $15.66
TOTAL RETURN 1                   5.55%       42.78%      16.42%      31.14%      11.23%

RATIOS TO AVERAGE NET
ASSETS:
Expenses                         1.86%        1.89%       1.95%       1.96%       2.04%
Net investment income            0.12%        0.11%       0.18%       0.27%       0.91%
Expense
waiver/reimbursement 2              -           -            -        0.02%         -
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                $175,843     $134,773     $69,990     $44,434     $20,055
Portfolio turnover                 44%          63%         88%         46%         34%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED MARCH 31              1999         1998         1997         1996        1995
NET ASSET VALUE,
BEGINNING OF PERIOD            $26.61       $21.40      $19.78       $15.66       $14.58
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income            0.21         0.22        0.20         0.19         0.25
Net realized and
unrealized gain on
investments and foreign
currency transactions            1.27         8.43        3.13         4.72         1.42
TOTAL FROM INVESTMENT
OPERATIONS                       1.48         8.65        3.33         4.91         1.67
LESS DISTRIBUTIONS:
Distributions from net
investment income               (0.20)       (0.21)      (0.20)       (0.16)       (0.24)
Distributions from net
realized gain on
investments and foreign
currency transactions           (3.01)       (3.23)      (1.51)       (0.63)       (0.35)
TOTAL DISTRIBUTIONS             (3.21)       (3.44)      (1.71)       (0.79)       (0.59)
NET ASSET VALUE, END OF
PERIOD                         $24.88       $26.61      $21.40       $19.78       $15.66
TOTAL RETURN 1                   6.36%       43.80%      17.39%       31.95%       11.80%

RATIOS TO AVERAGE NET
ASSETS:
Expenses                         1.11%        1.14%       1.19%        1.21%        1.27%
Net investment income            0.87%        0.86%       0.94%        1.02%        1.69%
Expense
waiver/reimbursement 2              -            -        0.01%        0.02%           -
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                $134,881      $129,458    $85,151      $55,329      $28,495
Portfolio turnover                 44%           63%        88%          46%          34%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MARCH 31, 1999

ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to seek growth of capital and of income by concentrating on the area of investment decision in the securities of high quality companies.

On June 2, 1997, the Fund's Class A Shares and Class C Shares acquired all the net assets of Penn Square Mutual Fund's Class A Shares and Class C Shares (the "Acquired Class A Shares and Acquired Class C Shares") pursuant to a plan of reorganization approved by the Acquired Class A Shares' and Acquired Class C Shares' shareholders. The acquisition was accomplished by a tax-free exchange of 14,929,279 and 92,816 shares, respectively, of the Fund's Class A Shares and Class C Shares (valued at $334,415,853 and $2,080,014, respectively) for 27,592,067 and 171,902 shares, respectively, of the Acquired Class A Shares and Acquired Class C Shares outstanding on June 1, 1997. The Acquired Class A Shares' and Acquired Class C Shares' net assets of $334,415,853 and $2,080,014, respectively, which consisted of $80,295,577 and $500,251, respectively, of unrealized appreciation, were combined at that date with those of the Fund's Class A Shares and Class C Shares. The aggregate net assets of the Fund's Class A Shares and Class C Shares and the Acquired Class A Shares and Acquired Class C Shares immediately before the acquisition were $716,179,581 and $79,736,654, respectively, and $334,415,853 and $2,080,014, respectively.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and have been reclassified as follows:

                  INCREASE(DECREASE)
                  ACCUMULATED
                  NET REALIZED
                  GAIN (LOSS) ON
                  INVESTMENTS AND    UNDISTRIBUTED
                  FOREIGN CURRENCY   NET INVESTMENT
PAID IN CAPITAL   TRANSACTIONS       INCOME
($25,084)         $25,240            ($156)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

EQUALIZATION

Effective April 1, 1998, the Fund discontinued its use of equalization. Equalization is an accounting practice whereby a portion of the proceeds of sales and costs of redemptions of Fund shares is credited or charged to undistributed net investment income on a per share basis, as determined on the date of transaction. This change in accounting policy does not effect the Fund's net assets, net asset value per share, or net investment income.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At March 31, 1999, par value shares ($0.20 per share) authorized were as follows:

                 NUMBER OF
                 PAR VALUE
                 CAPITAL STOCK
CLASS NAME AUTHORIZED Class A Shares 30,000,000 Class B Shares 20,000,000 Class C Shares 25,000,000 Class F Shares 25,000,000

YEAR ENDED MARCH 31                        1999                                   1998
CLASS A SHARES:                SHARES              AMOUNT               SHARES             AMOUNT
Shares sold                   23,860,472       $  592,015,541         14,199,455       $   257,444,031
Shares issued to
shareholders in
connection with the
acquisition of Penn
Square Mutual Fund's
Class A Shares                        -                     -         14,929,279           334,415,853
Shares issued to
shareholders in payment
of
distributions declared       6,671,760          160,839,562          5,489,537           124,963,822
Shares redeemed            (20,151,161)        (497,963,928)        (9,712,914)         (234,846,738)
NET CHANGE RESULTING
FROM CLASS A
SHARE TRANSACTIONS          10,381,071       $  254,891,175         24,905,357       $   481,976,968

YEAR ENDED MARCH 31                          1999                                  1998
CLASS B SHARES:  SHARES              AMOUNT               SHARES             AMOUNT
Shares sold                 27,415,116       $  682,194,308         19,476,886       $   468,919,793
Shares issued to
shareholders in payment
of
distributions declared       6,634,213          159,886,480          4,423,479           100,689,615
Shares redeemed             (9,306,496)        (227,618,837)        (4,032,641)          (97,137,007)
NET CHANGE RESULTING
FROM CLASS B
SHARE TRANSACTIONS          24,742,833       $  614,461,951         19,867,724       $   472,472,401

YEAR ENDED MARCH 31                            1999                                1998
CLASS C SHARES:  SHARES              AMOUNT               SHARES             AMOUNT
Shares sold                  2,821,388       $   70,046,322          2,272,169       $    54,279,888
Shares issued to
shareholders in
connection with
acquisition of Penn
Square Mutual Fund's
Class C Shares                       -                  -               92,816             2,080,014
Shares issued to
shareholders in payment
of distributions
declared                       701,366           16,918,449            524,098            11,922,133
Shares redeemed             (1,519,177)         (37,222,724)        (1,095,674)          (26,166,756)
NET CHANGE RESULTING
FROM CLASS C
SHARE TRANSACTIONS           2,003,577       $   49,742,047          1,793,409       $    42,115,279

YEAR ENDED MARCH 31                       1999                                      1998
CLASS F SHARES:                 SHARES             AMOUNT               SHARES             AMOUNT
Shares sold                    670,331       $   16,799,251            787,209       $    18,777,310
Shares issued to
shareholders in payment
of distributions
declared                       630,147           15,199,185            612,048            13,939,513
Shares redeemed               (744,093)         (18,209,393)          (513,208)          (12,250,525)
NET CHANGE RESULTING
FROM CLASS F
SHARE TRANSACTIONS             556,385       $   13,789,043            886,049       $    20,466,298
NET CHANGE RESULTING
FROM SHARE TRANSACTIONS     37,683,866      $   932,884,216         47,452,539      $  1,017,030,946

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Effective March 31, 1999, Federated Advisers changed its name to Federated Investment Management Company. Federated Investment Management Company, the Fund's investment adviser, receives for its services an annual investment advisory fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC") the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                 PERCENTAGE OF
                 AVERAGE DAILY
                 NET ASSETS
SHARE CLASS      OF CLASS
Class B Shares   0.75%
Class C Shares   0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Share holder Services, the Fund will pay Federated Shareholder Services Company ("FSSC") up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 1999, were as follows:

Purchases   $1,930,975,440
Sales       $1,401,164,815

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Report of Independent Public Accountants

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF

FEDERATED AMERICAN LEADERS FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Federated American Leaders Fund, Inc. (a Maryland corporation), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial high lights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated American Leaders Fund, Inc. as of March 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Boston, Massachusetts

May 20, 1999

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
WILLIAM J. COPELAND
J. CHRISTOPHER DONAHUE
JAMES E. DOWD, ESQ.
LAWRENCE D. ELLIS, M.D.
EDWARD L. FLAHERTY, JR., ESQ.
PETER E. MADDEN
JOHN E. MURRAY, JR., J.D., S.J.D.
WESLEY W. POSVAR
MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD J. THOMAS
Treasurer

RICHARD B. FISHER
Vice President

NICHOLAS J. SEITANAKIS
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated
World-Class Investment Manager
ANNUAL REPORT

AS OF MARCH 31, 1999

Federated American Leaders Fund, Inc.

30TH ANNUAL REPORT

[Graphic]
Federated
Federated American Leaders Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 313914103
Cusip 313914202
Cusip 313914301
Cusip 313914400
8042504 (5/99)

[Graphic]

A1. The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/26/69 to 3/31/99. The "y" axis is measured in increments of $100,000 ranging from $0 to $800,000 and indicates that the ending value of hypothetical initial investment of $31,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $734,309 on 3/31/99.

A2. The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 2/26/69 to 3/31/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $350,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $348,941 on 3/31/99.

A3. The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 3/31/84 to 3/31/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $200,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 15 years in the fund's Class A Shares would have grown to $196,357 on 3/31/99.

A4. The graphic representation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated American Leaders Fund, Inc., (the "Fund") based on a 4.50% sales charge are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Growth and Income Funds Average (the "LGIFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 3/31/89 to 3/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, based on a 4.50% sales charge, as compared to the S&P 500 and the LGIFA. The ending values were $42,420, $56,820, and $41,405, respectively.

A5. The graphic representation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated American Leaders Fund, Inc. (the "Fund") based on a 2.00% contingent deferred sales charge are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Growth and Income Funds Average (the "LGIFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 7/25/94 to 3/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares, based on a 2.00% contingent deferred sales charge, as compared to the S&P 500 and the LGIFA. The ending values were $24,221, $32,073, and $24,337, respectively.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated American Leaders Fund, Inc. (the "Fund") based on a 1.00% contingent deferred sales charge are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Growth and Income Funds Average (the "LGIFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 4/22/93 to 3/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares, based on a 1.00% contingent deferred sales charge, as compared to the S&P 500 and the LGIFA. The ending values were $23,864, $32,539, and $25,243, respectively.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated American Leaders Fund, Inc. (the "Fund") based on a 1.00% sales charge are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Growth and Income Funds Average (the "LGIFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 7/28/93 to 3/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class F Shares as compared to the S&P 500 and the LGIFA. The ending values were $26,143, $32,539, and $25,243, respectively.